Subsequent events	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Subsequent events
42.	Subsequent events
The Company signed a binding term sheet on 14 January 2020 to transfer its shareholding of 55% in Inteltek including all rights and liabilities to the other shareholder of Inteltek, Intralot Iberia Holding SAU. The respective transaction is expected to be completed within the first half of 2020, once the final share sale and purchase agreement (“SPA”) is signed and necessary legal approvals are obtained. The final value of the transaction will be determined based on IFRS net book value of Inteltek and no material impact is expected on our financial statements.
The Company has decided to prepay the loan, which was utilized under the credit agreement disclosed on 17 September 2015 and which is to mature on 16 September 2020. Accordingly, the last two principal payments of the loan, which are due in June 2020 and September 2020 as per the credit agreement and which in total amount to EUR 148.4 million and USD 166.7 million, were performed on 23 March 2020.
Lifecell Dijital Servisler ve Çözümler A.Ş., which is 100% owned by Company’s subsidiary Turktell
Bilişim Servisleri A.Ş., has been incorporated with a capital of TL 100. The company was registered on
28 February 2020 and its announcement was completed on the same day. The company will develop digital services, solutions and products.
As per the resolution issued by CMB dated 5 March 2020, Nail Olpak, Afif Demirkĺran and Tahsin Yazar
have been appointed to the Company’s Board as independent board members to replace Ahmet Akça,
Atilla Koç and Mehmet Hilmi Güler, who have been serving as independent board members at the
Company since 11 March 2013. Those newly appointed board members will serve until new independent members are selected by the Company’s general assembly in accordance with the relevant legislation or other members are appointed by Capital Markets Board.
The marketing partnership between Turkcell Europe, the Company’s subsidiary operating in Germany, and Telekom Deutschland Multibrand GmbH, the subsidiary of Deutsche Telekom, will end on 30 April 2020 pursuant to the respective agreement.
In March 2020, the World Health Organization declared the outbreak of COVID-19 as a pandemic, which continues to be spread throughout Turkey and the world. The impact from the rapidly changing market and economic conditions due to the COVID-19 outbreak is uncertain and will impact our business, consolidated results of operations, and financial condition in the future. While we have not incurred significant disruptions thus far from the COVID-19 outbreak, we are unable to accurately predict the impact that COVID-19 will have due to numerous uncertainties, including the severity of the disease, the duration of the outbreak, actions that may be taken by governmental authorities, the impact to the business of our clients and other factors. We will continue to evaluate the nature and extent of the impact to our business, consolidated results of operations, and financial condition.